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                                                                    EXHIBIT 10a
                                                                 EXECUTION COPY

                                SECOND AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

     This Second Amendment to Receivables Purchase Agreement, dated as of October 1, 1996 (this "Amendment") is among THE STANDARD PRODUCTS FUNDING CORPORATION, a Delaware corporation ("Seller"), THE STANDARD PRODUCTS COMPANY, an Ohio corporation ("Standard"), CLIPPER RECEIVABLES CORPORATION, a Delaware corporation ("Purchaser"), STATE STREET BOSTON CAPITAL CORPORATION, a Massachusetts corporation ("Administrator") and NATIONAL CITY BANK a national bank ("NCB"), and is consented to by the financial institutions listed under the caption "Facility Banks" on the signature pages hereto (the "Facility Banks"). Unless otherwise indicated, terms defined in Appendix A to the Receivables Purchase Agreement have the same meanings when used herein.

                                    RECITALS

     1. The parties hereto have entered into that certain Receivables Purchase Agreement, dated as of September 22, 1995 (the "Original Receivables Purchase Agreement") as amended by this Amendment (as amended, the "Amended Agreement").

     2. No Liquidity Loans have been made under the related Liquidity Agreement up to and including the date hereof.

     3. Pursuant to this Amendment, the parties wish to amend certain definitions and financial covenants in the Original Receivables Purchase Agreement.

     NOW THEREFORE, the parties agree that the Original Receivables Purchase Agreement shall be amended on the terms herein provided:

     SECTION 1 AMENDMENTS. The following amendments to the Receivables Purchase Agreement shall be effective upon satisfaction of the conditions in
Section 3 of this Amendment.

           SECTION 1.1 Amendments to Appendix A: Definitions. Each of the following definitions set forth in Appendix A to the Original Receivables Purchase Agreement shall be amended and restated in its entirety as follows:

           "General Liquidation Cost Reserve" means, on any day an amount equal to the product of

                  (a) (x) 1.25 times (y) the Average Days' Sales Outstanding of all Pool Receivables (other than Tooling Receivables), calculated as of the Cut-Off Date for the next preceding Settlement Period, divided by (z) 360; times

                  (b) the sum of (i) 2% over the Alternate Base Rate in effect on such day, plus (ii) the percentage as may be in effect for the purposes of calculating the Program Fee applicable to the Purchaser's Total Investment, plus (iii) 1.00% (or, if greater, such other percentage as may be in effect for purposes of clause
             (b) (x) of the definition of "Master Servicer's Fee"); times

                  (c) the General Percentage of the Purchaser's Total
             Investment on such day.


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           "Special Liquidation Cost Reserve" means, on any day, an amount equal to the product of

                  (a) (x) 2.5 times (y) the Average Days' Sales Outstanding of all Pool Receivables (other than Tooling Receivables), calculated as of the Cut-Off Date for the next preceding Settlement Period, divided by (z) 360; times

                  (b) the sum of (i) 2% over the Alternate Base Rate in effect on such day, plus (ii) the percentage as may be effect for the purposes of calculating the Program Fee applicable to the Purchaser's Total Investment, plus (iii) 1.00% (or, if greater, such clause (b) (x) of the definition of "Master Servicer's Fee"), plus (iv) the percentage as may be in effect for the purposes of calculating the Concentration Fees; times

                  (c) the Special Percentage of the Purchaser's Total
             Investment on such day.

           "Default Ratio" means the ratio (expressed as a percentage) computed as of each Cut-Off Date by dividing (x) the sum of (i) the aggregate Unpaid Balance of all Pool Receivables (other than Tooling Receivables) that are Defaulted Receivables on such Cut-Off Date by application of clauses (a) or (e) of the definition of Defaulted Receivable, except, in the case of Receivables that are Defaulted Receivables by application of clause (e), to the extent such Receivable (or portion thereof) is the subject of a good faith dispute between the applicable Obligor and Originator, plus (ii) the aggregate Unpaid Balance of all Pool Receivables (other than Tooling Receivables) that are Defaulted Receivables and became Defaulted Receivables solely by application of clause (b), (c) or (d) of the definition of Defaulted Receivable during the Settlement Period ended on such Cut-Off Date by (y) the Unpaid Balance of all Pool Receivables (other than Tooling Receivables) as of such Cut-Off Date.

     SECTION 1.2 Other Amendments. Section 7.05 (c) of the Original Receivables Purchase Agreement shall be amended and restated in its entirety as follows:

                  (c) Current Ratio.  Not permit the Current Ratio to be less than 1.00 to 1.00 at any time

     SECTION 2 REPRESENTATIONS AND WARRANTIES. Seller and Standard hereby represent and warrant to the Purchaser, Administrator and NCB that:

           (a) The execution and delivery by them of this Amendment and the performance of their obligations under the Amended Agreement, are within their corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental and other consents and approvals (if any shall be required) and do not and will not contravene or conflict with, or create a lien under, (i) any provision of law, (ii) their constituent documents, (iii) any court or administrative decree applicable to them, or (iv) any contractual restriction binding upon them or their property.

           (b) The representations and warranties of Seller contained in
      Section 6.01 of the Receivables Purchase Agreement are true and correct as of the date of Seller's execution and delivery of this Amendment and after giving effect hereto (except for those representations and warranties that relate solely to an earlier date).

           (c) This Amendment has been duly executed and delivered by them, and the Amended Agreement is their legal, valid and binding obligation, enforceable against them in accordance with its terms.

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           (d) After giving effect to this Amendment, no Liquidation Event or
      Unmatured Liquidation Event shall have occurred and be continuing.


     SECTION 3 CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof when the following conditions shall have been satisfied (the "Condition Satisfaction Date"):


          SECTION 3.1 Delivery of Counterparts. The Administrator shall have received (by telecopy or otherwise) counterparts of this Amendment or the signature pages hereto, executed by each Seller, Standard, Purchaser, Administrator, NCB and Facility Banks holding 66-2/3% of the Liquidity Commitments and Concentration Commitments (as each is defined in the Liquidity Agreement) at the time such counterparts are received.

          SECTION 3.2    Other Conditions.  The conditions set forth in Section
      5.02 of the Receivables Purchase Agreement shall be satisfied with the same effect as if a Purchase were to be made on the the Condition Satisfaction Date.

      SECTION 4     MISCELLANEOUS PROVISIONS.

          SECTION 4.1 Reaffirmation. As hereby amended, the Receivables Purchase Agreement is hereby ratified and reaffirmed by Seller and Standard and the guarantee of Standard set forth in Section 12.1 of the Purchase Agreement is also hereby ratified and reaffirmed and shall continue in full force and effect after the Condition Satisfaction Date.

          SECTION 4.2 Costs and Expenses. Seller and Standard, jointly and severally, hereby agree to pay on demand all costs and expenses incurred by the Administrator and NCB (including legal fees and other charges of counsel to the Administrator and NCB) in connection with the preparation, execution and delivery of this Amendment.

          SECTION 4.3 Captions. The various captions in this Amendment are included for convenience only and shall not affect the meaning or interpretation of any provision of this Amendment.

          SECTION 4.4 GOVERNING LAW. THIS AMENDMENT AND THE AMENDED AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF PURCHASER IN THE RECEIVABLES OR RELATED PROPERTY IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          SECTION 4.5 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.


                            [SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized.

                                           THE STANDARD PRODUCTS FUNDING
                                           CORPORATION

                                           By:  /s/ C. F. Nagy
                                               --------------------------------
                                           Title:  Treasurer
                                                 ------------------------------

                                           THE STANDARD PRODUCTS COMPANY

                                           By:  /s/ Donald R. Sheley, Jr.
                                               --------------------------------
                                           Title:  V.P. Finance and CFO
                                                 ------------------------------

                                           CLIPPER RECEIVABLES CORPORATION

                                           By:  /s/ Tiffany Perorval
                                               --------------------------------
                                           Title:  Vice President
                                                  -----------------------------

                                           STATE STREET BOSTON CAPITAL
                                           CORPORATION

                                           By:  /s/ Pauliina Girsen
                                               --------------------------------
                                           Title:  Associate
                                                 ------------------------------

                                           NATIONAL CITY BANK

                                           By:  /s/ Marybeth Howe
                                               --------------------------------
                                           Title:  Vice President
                                                  -----------------------------


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  Acknowledged and                      FACILITY BANKS:
   Consented to:                        -------------------

                                        NATIONAL CITY BANK,
                                        as a Liquidity Bank, a Ford
                                        Concentration Bank and a Chrysler
                                        Concentration Bank

                                        By:  /s/ Marybeth S. Howe
                                             ------------------------------
                                        Name:  Marybeth S. Howe
                                             ------------------------------
                                        Title:  Vice President
                                              -----------------------------
                                        Address:  1900 East Ninth Street
                                                  Cleveland, Ohio 44114
                                        Attention:  Marybeth S. Howe
                                        Facsimile No.:  (216) 575-9396


                                       Percentage for
                                        Liquidity Commitment Amount  31.4285715%
                                       Percentage for
                                        Ford Commitment Amount       31.4285715%
                                       Percentage for
                                        Chrysler Commitment Amount   31.4285715%


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  Acknowledged and                      FACILITY BANKS:
    Consented to:                       ---------------

                                        COMERICA BANK,
                                        as a Liquidity Bank, a Ford
                                        Concentration Bank and a Chrysler
                                        Concentration Bank

                                        By:  /s/ Michael T. Shea
                                           ---------------------------
                                        Name:  Michael T. Shea
                                             -------------------------
                                        Title:  Vice President
                                              ------------------------
                                        Address:  500 Woodward Avenue
                                                  Detroit, Michigan 48226
                                        Attention:  Mike Shea
                                        Facsimile No.:  (313) 222-3776


                                       Percentage for
                                        Liquidity Commitment Amount  20.0000000%
                                       Percentage for
                                        Ford Commitment Amount       20.0000000%
                                       Percentage for
                                        Chrysler Commitment Amount   20.0000000%


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     Acknowledged and                   FACILITY BANKS:
       Consented to:                    ----------------------------

                                        NBD BANK,
                                        as a Liquidity Bank, a Ford
                                        Concentration Bank and a Chrysler
                                        Concentration Bank

                                        By:  /s/ Teresa A. Kalil
                                           --------------------------
                                        Name:  Teresa A. Kalil
                                             ------------------------
                                        Title:  Vice President
                                              -----------------------
                                        Address:  611 Woodward Avenue
                                        Detroit, Michigan 48226
                                        Attention:
                                        Facsimile No.:  (313) 225-2290

                                      Percentage for
                                         Liquidity Commitment Amount 22.8571428%
                                      Percentage for
                                         Ford Commitment Amount 22.8571428%
                                      Percentage for
                                         Chrysler Commitment Amount 22.8571428%


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 Acknowledged and                        FACILITY BANKS:
  Consented to:                          ---------------

                                         KEYBANK NATIONAL ASSOCIATION fka
                                         SOCIETY NATIONAL BANK, as a Liquidity
                                         Bank, a Ford Concentration Bank and a
                                         Chrysler Concentration Bank

                                         By:  /s/ Thomas A. Crandell
                                            ----------------------------
                                         Name:  Thomas A. Crandell
                                              --------------------------
                                         Title:  AVP
                                               -------------------------
                                         Address:  127 Public Square
                                         Cleveland, Ohio 44114-1306
                                         Attention:
                                         Facsimile No.:  (216) 689-4981

                                       Percentage for
                                        Liquidity Commitment Amount  25.7142857%
                                       Percentage for
                                        Ford Commitment Amount       25.7142857%
                                       Percentage for
                                        Chrysler Commitment Amount   25.7142857%


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